SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 July 27, 1998

ADVANTA Home Equity Loan Trust 1998-2

New York                            33-61474                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the June, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-2
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

           Exhibit No.                          Exhibit

                             1. Monthly Report for the June, 1998 Monthly Period
                                relating to the Home Equity Loan Pass-Through Certificates Series 1998-2, Class A issued by the ADVANTA Home Equity Loan Trust 1998-2.


                                                EXHIBIT INDEX

Exhibit

    1.     Monthly Report for the June, 1998 Monthly
           Period relating to the Home Equity Loan Pass-Through
           Certificates, Series 1998-2, Class A issued by the
           ADVANTA Home Equity Loan Trust 1998-2.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1998-2

BY:        ADVANTA Mortgage Corp., USA




BY:        /s/ William P. Garland
           William P. Garland
           Senior Vice President
           Loan Service Administration



July 31, 1998

                                                EXHIBIT 1


           ADVANTA Mortgage Loan Trust 1998-2

                      Statement to Certificateholders

           Original             Prior
           Face                 Principal
Class      Value                Balance         Interest        Principal      Total
A-1        ####################################################################################
A-2        ####################################################################################
A-3        ####################################################################################
A-4        ####################################################################################
A-5        ####################################################################################
A-6        ####################################################################################
A-7        ####################################################################################
A-8        ####################################################################################
A-9        ####################################################################################
A-10       ####################################################################################
A-11       ####################################################################################
A-12       ####################################################################################
A-13       ####################################################################################
A-14       ####################################################################################
A-15       ####################################################################################
A-16       ####################################################################################
A-17       ####################################################################################
A-18       ####################################################################################
A-19       ####################################################################################
F-IO*      ####################################################################################
A-IO*      ####################################################################################
RS         ####################################################################################

Totals     ####################################################################################

                                                Current         Pass-Through
           Realized             Deferred        Principal       Rates
Class      Losses               Interest        Balance         Current        Next
A-1        #####################################################      6.440000%       6.440000%
A-2        #####################################################      6.120000%       6.120000%
A-3        #####################################################      6.190000%       6.190000%
A-4        #####################################################      6.310000%       6.310000%
A-5        #####################################################      6.330000%       6.330000%
A-6        #####################################################      6.630000%       6.630000%
A-7        #####################################################      6.150000%       6.150000%
A-8        #####################################################      6.360000%       6.360000%
A-9        #####################################################      6.440000%       6.440000%
A-IO       #####################################################      6.120000%       6.120000%
A-11       #####################################################      6.210000%       6.210000%
A-12       #####################################################      6.330000%       6.330000%
A-13       #####################################################      6.360000%       6.360000%
A-14       #####################################################      6.650000%       6.650000%
A-15       #####################################################      6.250000%       6.250000%
A-16       #####################################################      5.816000%       5.816000%
A-17       #####################################################      6.050000%       6.050000%
A-18       #####################################################      5.816000%       5.816000%
A-19       #####################################################      6.050000%       6.050000%
F-IO*      #####################################################      5.000000%       5.000000%
A-IO*      #####################################################      5.000000%       5.000000%
RS         #####################################################      0.000000%       0.000000%

Totals     #####################################################

                                Prior                                                          Current
                                Principal                                                      Principal
Class      CUSIP                Balance         Interest        Principal      Total           Balance
A-1              00755WFD3                  1000        5.366667       16.77401       22.140677      983.22599
A-2              00755WFE1                  1000             5.1              0             5.1           1000
A-3              00755WFF8                  1000        5.158333              0        5.158333           1000
A-4              00755WFG6                  1000        5.258334              0        5.258334           1000
A-5              00755WFH4                  1000           5.275              0           5.275           1000
A-6              00755WFJ0                  1000           5.525              0           5.525           1000
A-7              00755WFK7                  1000           5.125              0           5.125           1000
A-8              00755WFL5                  1000             5.3              0             5.3           1000
A-9              00755WFM3                  1000        5.366667      18.830736       24.197403     981.169264
A-IO             00755WFN1                  1000             5.1              0             5.1           1000
A-11             00755WFP6                  1000           5.175              0           5.175           1000
A-12             00755WFQ4                  1000           5.275              0           5.275           1000
A-13             00755WFR2                  1000             5.3              0             5.3           1000
A-14             00755WFS0                  1000        5.541667              0        5.541667           1000
A-15             00755WFT8                  1000        5.208333              0        5.208333           1000
A-16             00755WFV3                  1000        5.654444      11.677932       17.332376     988.322068
A-17             00755WFW1                  1000        5.041667              0        5.041667           1000
A-18             00755WFX9                  1000        5.654444       5.661199       11.315643     994.338801
A-19             00755WFY7                  1000        5.041667              0        5.041667           1000
F-IO*            00755WFU5                  1000        4.166667              0        4.166667           1000
A-IO*            00755WFZ4                  1000        4.166667              0        4.166667           1000
RS               AM9802122                     0               0              0               0              0

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      REO             Foreclosure
Group IA   Principal Balance    ##############################################################################
           % of Pool Balance            1.16323%        0.10078%       0.00000%        0.00000%       0.00000%
           Number of Loans                    51               5              0               0              0
           % of Loans                   1.40535%        0.13778%       0.00000%        0.00000%       0.00000%
Group IIA  Principal Balance    ##############################################################################
           % of Pool Balance            0.75832%        0.01855%       0.00000%        0.00000%       0.00000%
           Number of Loans                    24               1              0               0              0
           % of Loans                   0.94451%        0.03935%       0.00000%        0.00000%       0.00000%
Group IB   Principal Balance    ##############################################################################
           % of Pool Balance            0.74310%        0.02463%       0.02008%        0.00000%       0.00000%
           Number of Loans                    35               2              1               0              0
           % of Loans                   0.74995%        0.04285%       0.02143%        0.00000%       0.00000%
Group IIB  Principal Balance    ##############################################################################
           % of Pool Balance            0.40604%        0.02820%       0.00000%        0.00000%       0.00000%
           Number of Loans                    12               1              0               0              0
           % of Loans                   0.74120%        0.06177%       0.00000%        0.00000%       0.00000%

                                                Loans in Bankrup      Group IA                         -
                                                                     Group IIA             40,485.08
                                                                      Group IB                         -
                                                                     Group IIB                         -
                                                                               ################

General Mortgage Loan Information:
                                    Group IA       Group IIA       Group IB       Group IIB         Total
Beginning Aggregate Mortgage Loa    240,000,002.    240,000,049.   310,000,003.    135,000,003.   925,000,059.
Principal Reduction                        655,1        1,725,48      1,054,133           395,2###############
Ending Aggregate Mortgage Loan B################################   308,945,870.################   921,170,103.

Beginning Aggregate Mortgage Loa            3636            2553           4677            1623          12489
Ending Aggregate Mortgage Loan C            3629            2541           4667            1619          12456

Current Weighted Average Coupon       10.282797%      10.369238%      9.776939%      10.069134%     10.104511%
Next Weighted Average Coupon Rat      10.281183%      10.362247%      9.777118%      10.068565%     10.102027%

Mortgage Loan Principal Reduction Information:
                                    Group IA       Group IIA       Group IB       Group IIB         Total
Scheduled Principal                        174,3            52,1         191,39            30,9###############
Curtailments                                 (1,                                               ###############
Prepayments                                462,5        1,673,96         579,94           364,6###############
Repurchases/Substitutions                   20,0                         282,37                ###############
Liquidation Proceeds                                                                           ###############
Other Principal                                                                                ###############

Less: Realized Losses                                                                          ###############
Less: Delinquent Principal not A                                                               ###############

Total Principal Reduction                  655,1        1,725,48      1,054,133           395,2###############

Servicer Information:
                                    Group IA       Group IIA       Group IB       Group IIB         Total
Accrued Servicing Fee for the Cu           100,0           100,0         129,16            56,2###############
Less: Amounts to Cover Interest                               1,                               ###############
Less: Delinquent Service Fees               48,1            60,6           75,3            34,4###############
Collected Servicing Fees for Cur            51,7            37,5           53,6            21,7###############

Advanced Principal                            1,             (1,              (                ###############
Advanced Interest                          952,8        1,201,75      1,395,061           663,1###############

                                Other           Subordination    Interest
           Prepayment           Unscheduled     Increase        Carry          Applied         Realized Loss
           Principal            Principal       Principal       Forward        Realized Loss   Amortization
Class      Distributed          Distributed     Distributed     Amount         Amount          Amount
A-1                                        843,9
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9                                     1,142,13
A-10
A-11
A-12
A-13
A-14
A-15
A-16                         1,1        1,448,78
A-17
A-18                                       395,0
A-19

Total      ###################################################################################################

                                                                                               Unpaid
                                                                                               Realized Loss
Class                                                                                          Amount
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
A-10
A-11
A-12
A-13
A-14
A-15
A-16
A-17
A-18
A-19

Total                                                                                          ###############

                                                     Prior
                   Has a             Senior        Overcolla-    Supplemental   Subordination   Subordination
               Trigger Event      Enhancement     Teralization     Interest        Increase       Increase
                 Occurred          Percentage        Amount         Amount          Amount       Distributed
Group IA            NO                N/A                                      ###############################
Group IIA           NO                N/A                                      ###############################
Group IB            NO                N/A                                      ###############################
Group IIB           NO                N/A                                      ###############################

Total                                           ##############################################################

                                                                                   Current         Target
                                                                                  Overcolla-     Overcolla-
                                                                                 teralization   teralization
                                                                                    Amount         Amount
Group IA                                                                       ###############################
Group IIA                                                                      ###############################
Group IB                                                                       ###############################
Group IIB                                                                      ###############################

Total                                                                          ###############################

TOTAL AVAILABLE FUNDS:
           Current Interest Collected:                          ###############

           Principal Collected:                                 ###############

           Insurance Proceeds Received:                         ###############

           Net Liquidation Proceeds:                            ###############

           Delinquency Advances on Mortgage Interest:           ###############

           Delinquency Advances on Mortgage Principal           ###############

           Substitution Amounts:                                ###############

           Trust Termination Proceeds:                          ###############

           Investment Earnings on Certificate Account:          ###############

           Sum of the Above Amounts:                                           ################

LESS:

           Servicing Fees (including PPIS):                     ###############

           Dealer Reserve:                                      ###############

           Trustee Fees:                                        ###############

           Insurance Premiums:                                  ###############

           Reimbursement of Delinquency Advances:               ###############

           Reimbursements of Servicing Advances:                ###############

           Total Reductions to Available Funds Amount:                         ################

           Total Available Funds:                                                              ###############